Exhibit 10.3

                                   Exhibit A

                          REPLACEMENT PROMISSORY NOTE

$645,286.20                                     Executed at [ILLEGIBLE], Ohio
                                                Effective as of January 12, 1996

FOR VALUE RECEIVED, the undersigned ("Debtor"), promises to pay to the order of NATIONAL CITY BANK, COLUMBUS, fka BancOhio National Bank, a national banking association, ("Bank") at any office of Bank, SIX HUNDRED FORTY-FIVE THOUSAND TWO HUNDRED EIGHTY-SIX AND 20/100 Dollars ($645,286.20) in lawful money of the United States together with interest, in sixty (60) consecutive monthly installments, commencing [ILLEGIBLE], each of which installments shall be Five Thousand Five Hundred Fifty-Five and 55/100 Dollars ($5,555.55) to be applied first to accrued interest and then to principal, provided that, in no event shall any installment be less than the current accrued interest, and except that the last installment shall be such an amount as will pay this note in full.

Prior to maturity, principal and any overdue interest shall bear interest payable on the same dates as principal installments are payable and at maturity and computed (on the basis of a 360-day year and actual days elapsed) at a fluctuating rate equal to the Prime Rate plus .75% per annum. Debtor may prepay this note at any time without penalty.

Concurrently with each prepayment of the principal of this note, the undersigned shall pay the unpaid interest accrued on the principal being prepaid. Each prepayment shall be applied to the outstanding installments of this note in the inverse order of their maturities.

If this note is not paid in full at maturity (whether occurring by lapse of time or acceleration), the principal shall, thereafter until paid, bear interest at a rate that shall be three percent (3%) per annum greater than the rate per annum in effect at maturity.

This note is given, in part, as a replacement for and in renewal but not in satisfaction of certain promissory notes originally executed by the Gro-Care Corporation and assumed by Debtor as of December 31, 1990, the first being dated October 7, 1988 in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars($1,500,000.00); the second being dated January 9, 1990 in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00); and the third being dated February 6, 1990 in the original principal amount of One Million and No/100 Dollars ($1,000,000.00) (all three promissory notes collectively being referred to as the "Original Notes"). This Replacement Note shall continue to be secured by all of the collateral which secured the Original Notes including, but not limited to, a certain Open-End Mortgage Deed and Security Agreement dated October 7, 1988, and recorded at Volume 266, Page 886, Recorder's Office, Morrow County, Ohio on October 20, 1988. The Original Notes having been assigned to Bank by a certain Assignment of Promissory Notes bearing the same effective date as this note.

In this note, (a) "debt" means, collectively, all liabilities now or hereafter owing by any or all of the undersigned to Bank and includes (without limitation) this note and every other liability of the undersigned whether owing by only one person or entity or by any two or more in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract or by quasi-contract, tort, statute or other operation of law, whether incurred directly to Bank or acquired by Bank by purchase, pledge or otherwise, and whether participated to or from Bank in whole or in part, (b) "obligor" includes any person or entity whose credit or property is or shall become obligated on the debt or any part thereof in any manner and includes (without limitation) any maker, endorser, guarantor of payment, subordinating creditor, assignor, pledgor, mortgagor or hypothecator of property, and (c) "Prime Rate" means the fluctuating rate, as in effect at the time in question, which is publicly announced from time to time by Bank as being its prime rate thereafter in effect, with each change in the prime rate (if applicable) automatically and immediately changing, without notice, the rate thereafter applicable to this note, (d) "related writing" includes any credit application, financial statement, financing statement, promissory note, guaranty of payment, indenture, mortgage, security agreement, authorization, subordination agreement, certificate or other writing of any form or substance signed by any obligor (whether as principal or agent) and received by Bank in respect of the debt or any part thereof.

If (a) any obligor shall become deceased or dissolved, (b) any representation or warranty made by any obligor in this note or any related writing shall be false or erroneous in any material respect, (c) any obligor shall fail or omit to perform or observe any agreement made by that obligor in this note or in any related writing, (d) a judgment shall be entered against any obligor in any court of record, or any obligor's deposit account is attached or levied upon,
(e) any voluntary petition by or involuntary petition against any obligor shall be filed pursuant to any chapter of the United States Bankruptcy Code or any obligor shall make an assignment for the benefit of creditors, or there shall be any other marshaling of the assets and liabilities of any obligor for the benefit of the obligor's creditors, (f) the debt or any part thereof shall not be paid in full promptly when due (whether due by lapse of time or acceleration or otherwise), (g) if any obligor enters into any merger or consolidation or sells, leases or otherwise disposes of all or substantially all of an obligor's assets in any manner other than in the ordinary course of business, or (h) the holder of this note, in good faith, believes that the prospect of payment or performance of any obligation hereunder is impaired, then the holder of this note in its sole discretion may declare this note to be due forthwith, whereupon the principal of and interest on this note shall thereupon become immediately payable in full, all without any presentment, demand, or notice of any kind, which are hereby waived.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. If any provision of this note shall be declared illegal or unenforceable, such provision shall be deemed annulled to the same extent as though it never had appeared herein, but the remaining provisions shall not be affected thereby.

If more than one person or entity has signed this note or the form of guaranty of payment below, all such persons and entities are jointly and severally liable on this note and on the warrant of attorney below. This note shall be governed by Ohio law.

The undersigned hereby jointly and severally authorize any attorney at law to appear in any State or Federal court of record in the United States of America after the maturity hereof (whether occurring by lapse of time or acceleration), to waive the issuance and service of process, to admit the maturity of this note and the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. No judgment against less than all of the aforesaid parties shall bar any subsequent judgment against the other or others or any thereof. Should any judgment be vacated for any reason this warrant of attorney nevertheless may thereafter be used for obtaining additional judgments.

WARNING - - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        SIMS AGRICULTURAL PRODUCTS CO.,
                                        an Ohio corporation

                                        By:   /s/ Dallas Paul
                                              --------------------------
                                        Its:  President

                     PROMISSORY NOTE MODIFICATION AGREEMENT

THIS PROMISSORY NOTE MODIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of March 7th, 1996, by and between SIMS AGRICULTURAL PRODUCTS CO. ("Debtor") and NATIONAL CITY BANK, COLUMBUS, a national banking association ("Bank").

WHEREAS, Debtor executed a certain promissory note (the "Note") dated January 12, 1996, in the original principal amount of $645,286.20 payable to the order of Bank on or before 1/28/2001, a true and correct copy of which is attached hereto as Exhibit A and is incorporated herein by reference, which Note is presently unpaid and represents an outstanding principal balance of $639,730.65; and

WHEREAS, the parties desire to modify certain provisions with respect to the monthly payments provided for in the Note, but otherwise to preserve, ratify and reaffirm all other terms and conditions of the Note and any other instrument or document executed in connection with the Note.

NOW THEREFORE, in consideration of and subject to the covenants and terms contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1. Modification of Monthly Payments. Effective upon the execution hereof, Debtor shall make monthly payments of Five Thousand Five Hundred Fifty-Five and 50/100 Dollars, plus accrued interest.

2. Ratification of Note, Mortgage, and Security Agreement. Except as herein expressly modified, the parties hereto ratify, approve, accept and reaffirm all of the terms and conditions of the Note, and of any mortgage deed or security agreement executed in connection with or referencing the Note, including provisions for the acceleration of the indebtedness as to any default stated therein, and for any warrant of attorney to confess judgment as provided in the Note.

3. Continuation of Mortgage Liens and Security Interests. Except for the modifications above stated, the parties hereby expressly intend that this Agreement shall not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note; nor shall it in any manner affect or impair any mortgage lien or security interest granted in connection with the Note, which Debtor hereby acknowledges to be valid and existing liens on the property described in any mortgage or security agreement executed in connection with or referencing the Note, and said mortgage liens or security interests are hereby agreed to be continued in full force and effect from the date hereof until the debt herein is fully satisfied.

4. No Course of Dealing; Waiver. Debtor expressly acknowledges and agrees that the execution of this Agreement shall not constitute a waiver of, and shall not preclude the exercise of, any right, power or remedy granted to Bank in any document evidencing the indebtedness of Debtor to Bank, or as provided by law, except to the extent expressly provided herein. No previous modification, extension, or compromise entered into with respect to any indebtedness of Debtor to Bank shall constitute a course of dealing or be inferred or construed as constituting an express or implied understanding to enter into any future modification, extension or compromise. No delay on the part of Bank in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Bank's rights, powers or remedies.

5. Promise to Pay. Debtor hereby covenants and promises to pay to the order of Bank, the unpaid principal balance of the Note together with interest as provided therein, and hereby promises (as modified by this Agreement) to perform all of the covenants, conditions, stipulations and agreements as contained in the Note, and in any other document or instrument executed in connection with the Note or referencing the Note, and as provided herein.

6. Setoffs, Claims and Defenses. Debtor and any guarantor of the Note executing this Agreement hereby certify that, as of the date hereof, they have no setoffs, counter-claims or other defenses of any nature whatsoever to the payment of any part of the obligations owed to Bank as of the date of execution of this Agreement.

7. Obligations Joint and Several. The obligations hereunder of each of the undersigned, if there be more than one, whether as Debtor or co-maker shall be joint and several, and any reference herein to Debtor or to the undersigned shall be deemed to be applicable to each such person separately as well as to all.

8. Governing Law. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Ohio. Further, the parties hereto intend that this Agreement shall be in compliance with all applicable laws and shall be enforceable in accordance with its terms. If any provision of this Agreement shall be illegal or unenforceable with respect to the Note or with respect to any such mortgage deed or security agreement, such provision shall be deemed canceled to the same extent as though it never had appeared herein, but the remaining provisions shall not be affected thereby.

9. Further Assurances. Debtor further agrees to execute and deliver any and all other documents and take any and all other steps or actions reasonably deemed necessary by Bank to effectuate this Agreement.

10. Costs and Expenses. Debtor also agrees to reimburse Bank for all costs and expenses incurred in the preparation, execution and delivery of this Agreement, including any costs of Bank's Corporate Law Department.

11. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

12. Titles and Headings. The titles and headings herein are intended to promote convenience and are not a part of this Agreement for purposes of interpreting and applying the provisions hereof.

13. Confession of Judgment. The undersigned hereby jointly and severally authorize any attorney at law to appear in any state or federal court of record in the United States of America after the maturity hereof (whether occurring by lapse of time or acceleration), to waive the issuance and service of process, to admit the maturity of this note and the amount then appearing due, to confess judgment against all of the aforesaid parties (or any thereof) in favor of the holder hereof for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. No judgment against less than all of the aforesaid parties shall bar any subsequent judgment against the other or others or any thereof. Should any judgment be vacated for any reason this warrant of attorney nevertheless may thereafter be used for obtaining additional judgments.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in manner and form sufficient to bind them at Mt. Gilead, Morrow County, Ohio as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        SIMS AGRICULTURAL PRODUCTS CO.

                                        By: /s/ Dallas Paul
                                            ---------------------------
                                        Its:  President


                                        NATIONAL CITY BANK, COLUMBUS

                                        By: /s/ Stanley A. Uchida
                                            ---------------------------
                                        Its: Assistant Vice President

                 SECOND PROMISSORY NOTE MODIFICATION AGREEMENT

THIS SECOND PROMISSORY NOTE MODIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of November 21st, 1997, by and among NATIONAL CITY BANK OF COLUMBUS, a national banking association, formerly known as NATIONAL CITY BANK, COLUMBUS ("Bank") and SIMS AGRICULTURAL PRODUCTS CO., an Ohio corporation ("Debtor").

WHEREAS, Debtor executed a certain Replacement Promissory Note (the "Note") dated January 12, 1996, in the original principal amount of Six Hundred Forty-five Thousand Two Hundred Eighty-six and 20/100 Dollars ($645,286.20) payable to the order of Bank on or before January 28, 2001; and

WHEREAS, the parties executed a previous modification agreement dated effective as of March 7, 1997, which modified the monthly payments provided for in the Note; and

WHEREAS, the parties desire to modify the Note with respect to definitions and events of default provided for therein, but otherwise preserving all other terms and conditions of the Note and any other instrument or document executed in connection with the Note.

NOW, THEREFORE, in consideration of and subject to the covenants and terms contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1. Modification. The Note is hereby modified by deleting the sixth and seventh paragraphs thereof in their entirety as written and substituting, instead, the following:

            "The occurrence of any of the following shall constitute an Event of Default hereunder:

                  (a) Debtor's Bank Debt or any part thereof shall not be paid in full promptly when due (whether by lapse of time, acceleration of maturity or otherwise);

                  (b) any Obligor shall die or be dissolved;

                  (c) any representation or warranty made by any Obligor in this note or any Related Writing shall be false or erroneous in any material respect;

                  (d) any Obligor shall fail or omit to perform or observe any agreement made by that Obligor in this note or in any Related Writing;

                  (e) Debtor fails to furnish to Bank, as soon as available and in any event within ninety (90) days after the end of each of Debtor's fiscal years, an annual report of Debtor for that year audited by a certified public accountant selected by Debtor and reasonably acceptable to Bank;

                  (f) Debtor fails to furnish to Bank, as soon as available and in any event within sixty (60) days after the end of each of the quarterly periods of each of Debtor's fiscal years, Debtor's balance sheet as at the end of the period and its income statement and surplus reconciliation for Debtor's current fiscal year to date certified by an appropriate officer of Debtor to be true and complete to the best of his knowledge and belief;

                  (g) the ratio, determined according to GAAP, of Debtor's debt to its tangible net worth is greater than 1.5 to 1.0 at the end of any of its fiscal years;

                  (h) the ratio, determined according to GAAP, of (i) the sum of Debtor's net profit plus equity injections plus interest expense to (ii) the sum of Debtor's current portion of long term debt plus interest expense is less than 1.25 to 1.0 at the end of any of its fiscal years;

                  (i) a judgment shall be entered against any Obligor in any court of record;

                  (j) any deposit account of any Obligor is attached or levied upon;

                  (k) any voluntary petition by or involuntary petition against any Obligor shall be filed pursuant to any chapter of any bankruptcy code or any Obligor shall make an assignment for the benefit of creditors, or there shall be any other marshalling of the assets and liabilities of any Obligor for the benefit of that Obligor's creditors;

                  (l) any Obligor enters into any merger or consolidation or sells, leases, or otherwise disposes of all or substantially all of such Obligor's assets in any manner other than in the ordinary course of business; or

                  (m) any Obligor's Bank Debt or any part thereof shall not be paid in full immediately when due (whether by lapse of time, acceleration of maturity or otherwise).

            Upon the occurrence of an Event of Default, the holder of this note may, in its sole discretion, declare this note to be due and payable, and the principal of and interest on this note shall thereupon become immediately payable in full, without any presentment, demand or notice of any kind, which Debtor hereby waives. Debtor will pay to Bank all costs and expenses of collection of this note, including, without limitation, attorneys' fees.

            In this note, the following terms have the following meanings:

                  (a) Bank Debt means Debt payable to Bank, whether initially payable to Bank or acquired by Bank by purchase, pledge or otherwise and whether assigned or participated to or from Bank in whole or in part,

                  (b) Debt means, collectively, all monetary liabilities, and any charges or expenses incurred in connection therewith, now or hereafter owing by the Person or Persons in question, including, without limitation, every such liability whether owing by such Person or one (1) of such Persons alone or jointly, severally or jointly and severally, whether owing absolutely or contingently, or directly or indirectly, and whether created by loan, overdraft. guaranty or other contract or by quasi-contract, tort, statute or other operation of law;

                  (c) GAAP means generally accepted accounting principles applied on a consistent basis;

                  (d) Obligor means any Person who is or shall become obligated or whose property is or shall serve as collateral for the payment of Debtor's Bank Debt or any part thereof in any manner and, in addition to Debtor, includes, without limitation, any maker, endorser, guarantor, subordinating creditor, assignor, pledgor, mortgagor or hypothecator of property;

                  (e) Person means a natural person or entity of any kind, including, without limitation, any corporation, partnership, trust, governmental body, or any other form or kind of entity;

                  (f) Prime Rate means the fluctuating rate of interest which is publicly announced from time to time by Bank at its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating rate loans; and

                  (g) Related Writing means a writing of any form or substance signed by any Obligor (whether as principal or agent) or by any attorney, accountant or other representative of any Obligor and received by Bank in respect of Debtor's Bank Debt or any part thereof, including, without limitation, any credit application, credit agreement, reimbursement agreement, financial statement, promissory note, guaranty, indenture, mortgage, security agreement, authorization, subordination agreement, certificate, opinion or any similar writing."

2. Ratification of Note, Mortgage and Security Agreement. Except as herein expressly modified, the parties hereto ratify, approve, accept and confirm all of the terms and conditions of the Note, and of any mortgage deed or security agreement executed in connection with or referencing the Note, including provisions for the acceleration of the indebtedness as to any default stated therein, and for any warrant of attorney to confess judgment as provided in the Note.

3. Continuation of Mortgage Liens and Security Interests. Except for the modifications above stated, the parties hereby expressly intend that this Agreement shall not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note; nor shall it in any manner affect or impair any mortgage lien or security interest granted in connection with the Note, which Debtor hereby acknowledges to be valid and existing liens on the property described in any mortgage or security agreement executed in connection with or referencing the Note, and said mortgage liens or security interests are hereby agreed to be continued in full force and effect from the date hereof until the debt herein is fully satisfied.

4. No Course of Dealing; Waiver. Debtor expressly acknowledges and agrees that the execution of this Agreement shall not constitute a waiver of, and shall not preclude the exercise of, any right, power or remedy granted to Bank in any document evidencing the indebtedness of Debtor to Bank, or as provided by law, except to the extent expressly provided herein. No previous modification, extension, or compromise entered into with respect to any indebtedness of Debtor to Bank shall constitute a course of dealing or be inferred or construed as constituting an express or implied understanding to enter into any future modification, extension or compromise. No delay on the part of Bank in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Bank's rights, powers or remedies.

5. Promise to Pay. Debtor hereby covenants and promises to pay to the order of Bank, the unpaid principal balance of the Note together with interest as provided therein, and hereby promises (as modified by this Agreement) to perform all of the covenants, conditions, stipulations and agreements as contained in the Note, and in any other document or instrument executed in connection with the Note or referencing the Note, and as provided herein

6. Setoffs, Claims and Defenses. Debtor hereby certifies that, as of the date hereof, Debtor has no setoffs, counter-claims or other defenses of any nature whatsoever to the payment of any part of the obligations owed to Bank.

7. Governing Law. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Ohio. Further, the parties hereto intend that this Agreement shall be in compliance with all applicable laws and shall be enforceable in accordance with its terms. If any provision of this Agreement shall be illegal or unenforceable with respect to the Note or with respect to any such mortgage deed or security agreement, such provision shall be deemed cancelled to the same extent as though it never had appeared herein, but the remaining provisions shall not be affected thereby.

8. Further Assurances. Debtor further agrees to execute and deliver any and all other documents and take any and all other steps or actions reasonably deemed necessary by Bank to effectuate this Agreement.

9. Costs and Expenses. Debtor also agrees to reimburse Bank for all costs and expenses incurred in the preparation, execution and delivery of this Agreement, including any costs of Bank's Corporate Law Department.

10. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

11. Titles and Headings. The titles and headings herein are intended to promote convenience and are not a part of this Agreement for purposes of interpreting and applying the provisions hereof.

12. Confession of Judgment. The undersigned hereby authorizes any attorney at law to appear in any state or federal court of record in the United States of America after the maturity hereof (whether occurring by lapse of time or acceleration), to waive the issuance and service of process, to admit the maturity of the Note and the amount then appearing due, to confess judgment against the undersigned in favor of the holder hereof for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. No judgment shall bar any subsequent judgment. Should any judgment be vacated for any reason, this warrant of attorney nevertheless may thereafter be used for obtaining additional judgments.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in manner and form sufficient to bind them at Mt. Gilead, Morrow County, Ohio, effective as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                        SIMS AGRICULTURAL PRODUCTS CO.

                                        By:   /s/ Dallas H. Paul
                                              ---------------------------
                                              Dallas H. Paul
                                        Its:  President


                                        NATIONAL CITY BANK, COLUMBUS

                                        By:   /s/ Stanley A. Uchida
                                              ---------------------------
                                              Stanley A. Uchida
                                        Its:  Assistant Vice President